Exhibit 10.1
AMENDMENT NINETEEN TO THE LOGISTICS SERVICES AGREEMENT

THIS AMENDMENT NINETEEN TO THE LOGISTICS SERVICES AGREEMENT (the
“Amendment”), dated as of May 17, 2022 (the “Amendment Effective Date”), is by and between The Honest Company, Inc. (“CLIENT”) and GEODIS Logistics LLC (“GEODIS”). CLIENT and GEODIS are collectively referred to herein as the “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Logistics Services Agreement dated January 31, 2014, as amended from time to time (collectively the “Agreement”);
WHEREAS, pursuant to Amendment Ten to the Agreement, dated November 2, 2018 (“Amendment Ten”), GEODIS currently provides warehousing, distribution and fulfillment services for CLIENT at the CLIENT-leased facility located at 5550 Donovan Way North, Las Vegas, NV 89081 (the “Warehouse”); and
WHEREAS, the Parties desire to amend the Agreement for the purpose of extending the term set forth in Amendment Ten to the Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Agreement with respect to the Warehouse as follows:
1.Extension.
a.Effective as of March 31, 2022, the Initial Term set forth in Amendment Ten to the Agreement is hereby extended through August 1, 2022.

2.Conflict. To the extent there is any conflict between the Agreement and this Amendment with respect to the Services hereunder, the terms of this Amendment and any exhibits hereto will supersede such conflicting terms of the Agreement.

3.Defined Terms. Capitalized terms used in this Amendment or any of the exhibits attached hereto will have the meanings given to them in the Agreement unless otherwise defined.

4.No Other Changes. Except as provided herein, the Agreement and its amendments shall remain unchanged and in full force and effect in accordance with its terms.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date set forth above.

THE HONEST COMPANY, INC.	GEODIS LOGISTICS LLC
By: /s/ Kelly Kennedy	By: /s/ Anthony Jordan
Name: Kelly Kennedy	Name: Anthony Jordan
Title: Chief Financial Officer	Title: Chief Operating Officer

Page 2 of 2